KPMG PEAT MARWICK
                             TWO CENTRAL PARK PLAZA
                                OMAHA, NE 68102



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Shareholders
KPM FUNDS, INC.


     We consent to the use of our report dated July 13, 1995, included herein and to the reference to our firm under the captions "Financial Highlights" and "Auditors" in this post-effective amendment #2 of Form N-1(a) Registration Statement of KPM Funds, Inc.


KPMG PEAT MARWICK LLP



Omaha, Nebraska
October 13, 1995